FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into on the 16 day of December, 2013, to be effective as of September 27, 2013, by and among GEOSPACE TECHNOLOGIES CORPORATION, a Delaware corporation ("Borrower"), EACH OF THE DOMESTIC SUBSIDIARIES OF THE BORROWER identified on Schedule 1 hereto (collectively, "Guarantor"), and FROST BANK, a Texas state bank ("Lender").

RECITALS

    On September 27, 2013, Borrower, Guarantor and Lender entered into that certain Loan Agreement (together with all amendments, modifications and restatements, the "Loan Agreement"), concerning, among other things, the terms, conditions and covenants of those certain Loans (as defined in the Loan Agreement). The Loans are evidenced by that certain Revolving Promissory Note dated September 27, 2013, in the original principal amount of $50,000,000.00 executed by Borrower and payable to the order of Lender.

    Borrower and Lender have agreed to modify the definition of "Obligations" and amend the Loan Agreement as set forth below.

    All capitalized terms not otherwise defined in this Amendment shall have the same meanings as are set forth in the Loan Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

AGREEMENTS

  Amendment.

  The definition of "Obligations" in Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

  "Obligations" means (a) the unpaid principal of and accrued interest on all present and future Indebtedness, obligations and liabilities of Borrower to Lender, in each case, arising pursuant to the Loans, this Loan Agreement or any of the other Loan Documents, or any Swap Agreement, and any renewals, extensions, increases, or amendments thereof, or any part thereof, regardless of whether such Indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several and including accrued and unpaid interest and fees that accrue after the commencement by or against Borrower of any proceeding under any Applicable Bankruptcy Law naming Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (b) the unpaid principal of and accrued interest on all present and future Indebtedness, obligations and liabilities of any Subsidiary to Lender arising pursuant to any Swap Agreement, and any renewals, extensions, increases, or amendments thereof, or any part thereof, regardless of whether such Indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several and including accrued and unpaid interest and fees that accrue after the commencement by or against any such Subsidiary of any proceeding under any Applicable Bankruptcy Law naming Subsidiary as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

  No Other Amendment.

  Except as specifically modified or amended herein, all terms, provisions and requirements of the Loan Agreement shall remain as written.

  Reaffirmation.

  Borrower hereby reaffirms all covenants, conditions, representations and warranties contained in the Loan Agreement, as amended by this Amendment.

  Counterparts. This Amendment may be executed in counterpart originals, no one of which need contain the signature of all parties, but all of which together shall constitute one and the same instrument.

  Governing Law.

  This Amendment and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

  Headings.

The headings preceding the text of the paragraphs of this Amendment have been inserted solely for convenience of reference and shall neither constitute a part of this Amendment nor affect its meaning, interpretation, or effect.

NOTICE TO COMPLY WITH STATE LAW

For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall mean this Amendment, the Loan Agreement, and the other Loan Documents, together with each and every other document relating to and/or securing the Loans, regardless of the date of execution.

NOTICE OF FINAL AGREEMENT

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[SIGNATURES ON THE FOLLOWING PAGE(S)]

Executed as of the date first written above.

BORROWER:

GEOSPACE TECHNOLOGIES CORPORATION, a Delaware corporation

By:/s/Thomas T. McEntire

Thomas T. McEntire, Vice President, Chief Financial Officer and Secretary

GUARANTORS:

GTC, INC.

EXILE TECHNOLOGIES CORPORATION

GEOSPACE ENGINEERING RESOURCES

INTERNATIONAL, INC.

GEOSPACE FINANCE CORP.

GEOSPACE J.V., INC.

GEOSPACE TECHNOLOGIES, SUCURSAL

SUDAMERICANA LLC

By:/s/Thomas T. McEntire

Thomas T. McEntire, Vice President, Chief Financial

Officer and Secretary of each of the Guarantors named

above

LENDER:

FROST BANK, a Texas state bank

By: /s/Larry Hammonds

Name: Larry Hammonds

Title: Market President

SCHEDULE 1

TO

FIRST AMENDMENT TO LOAN AGREEMENT

Guarantors/Domestic Subsidiaries

(1) GTC, Inc., a Texas corporation

(2) Exile Technologies Corporation, a Texas corporation

(3) Geospace Engineering Resources International, Inc., a Texas corporation

(4) Geospace Finance Corp., a Texas corporation

(5) Geospace J.V., Inc., a Texas corporation

(6) Geospace Technologies, Sucursal Sudamericana LLC, a Texas limited liability company